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                                                                   EXHIBIT 10.29

                             SUBSCRIPTION AGREEMENT

      This Subscription Agreement (this "Agreement") is entered into by and between Bell Canada, a Canadian corporation incorporated under the Canada Business Corporations Act ("Bell Canada"), and Clearwire Corporation, a Delaware corporation ("Clearwire" or the "Company"). The Company and Bell Canada agree as follows:

      1. SUBSCRIPTION FOR SHARES. Bell Canada agrees to subscribe for and the Company agrees to issue to Bell Canada 25,000,000 shares of the Class A Common Stock of Clearwire (the "Purchased Shares") on the terms and conditions set forth in this Agreement.

      2. SUBSCRIPTION PRICE. The purchase price for the Purchased Shares shall be $4.00 per share for an aggregate subscription price of U.S. $100,000,000.00 (the "Purchase Price").

      3. PAYMENT OF PURCHASE PRICE. Bell Canada agrees to pay the aggregate Purchase Price for the Purchased Shares to Clearwire upon the Closing (as defined below). The Purchase Price shall be paid in immediately available funds by wire transfer to the Company in accordance with the wiring instructions provided by the Company.

      4. CLOSING DATE. The closing of Bell Canada's purchase of the Purchased Shares shall take place remotely via the exchange of documents and signatures, at 10:00 a.m. (Pacific time), on the date that is two business days following the termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the "HSR Act"), or at such other time and place as the Company and Bell Canada mutually agree upon, orally or in writing (which time and place are designated as the "Closing").

      5. CLEARWIRE CLOSING DELIVERIES. At the Closing, Clearwire shall deliver to Bell Canada the following documents:

            (a) a stock certificate representing the Purchased Shares, free and clear of all liens, registered in Bell Canada's name;

            (b) a certificate of good standing of Clearwire issued by the Delaware Secretary of State;

            (c) a certificate, executed by the Secretary of the Company, attaching thereto: (i) the Company's Certificate of Incorporation and Bylaws in effect on the date of this Agreement, and (ii) resolutions of the Board of Directors of the Company (x) authorizing the Transaction Agreements (as defined below) and the transactions contemplated thereby and (y) appointing Michael J. Sabia to the Board Directors of the Company effective immediately after the Closing;

            (d) a certificate, executed by an officer of the Company, certifying
(i) that there has been no event or occurrence that has had a material adverse effect on the Company's business, properties, prospects or financial condition ("Material Adverse Effect"), (ii) either (A) that no Dilutive Issuance (as defined in the Side Agreement, which is defined below) has

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occurred since the date of this Agreement, or (B) if there has been a Dilutive
Issuance during such period, the number of additional shares to be issued to Bell Canada at the Closing as a result of such Dilutive Issuance and how such number of additional shares was determined, and (iii) that, as of the Closing, the Purchased Shares are not subject to any preemptive rights under the Stockholders Agreement (as defined below);

            (e) the joinder agreement, attached as Exhibit A hereto (the "SA Joinder Agreement"), to that certain Amended and Restated Stockholders Agreement, dated as of March 16, 2004, between Clearwire and its stockholders (the "Stockholders Agreement"), executed by Clearwire;

            (f) the joinder agreement, attached as Exhibit B hereto (the "RRA Joinder Agreement"), to that certain Registration Rights Agreement between Clearwire and certain of its stockholders, dated March 16, 2004 (the "Registration Rights Agreement"), executed by Clearwire;

            (g) the Side Agreement, attached as Exhibit C hereto (the "Side Agreement"), dated as of the date of Closing, by and among Bell Canada, Clearwire and Eagle River Holdings, LLC, a Washington limited liability company ("ERH"), executed by Clearwire and ERH;

            (h) the Master Supply Agreement, attached as Exhibit D hereto (the "Master Agreement" and collectively with this Agreement, the Stockholders Agreement, the SA Joinder Agreement, the Registration Rights Agreement, the RRA Joinder Agreement and the Side Agreement, the "Transaction Agreements"), dated as of the date of Closing, by and between Bell Canada, BCE Nexxia Corporation, Clearwire and Clearwire, LLC, executed by Clearwire and Clearwire, LLC; and

            (i) a legal opinion of Davis Wright Tremaine LLP in the form attached hereto as Exhibit E.

      6. BELL CANADA CLOSING DELIVERIES. At the Closing, Bell Canada shall deliver to Clearwire the following documents:

            (a) the Purchase Price in accordance with Section 3;

            (b) the Transaction Agreements, each executed by Bell Canada;

            (c) the Master Agreement executed by Bell Canada and BCE Nexxia Corporation; and

            (d) a certificate, executed by an officer of Bell Canada certifying that the representations and warranties of Bell Canada contained in Section 7 are true and correct in all material respects as of the Closing.

      7. REPRESENTATIONS AND WARRANTIES OF BELL CANADA. Bell Canada represents and warrants to the Company that the following statements are true and correct on the date of this Agreement:

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            (a) Bell Canada is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Bell Canada is not a "U.S. person" as that term is defined under Rule 902 of Regulation S promulgated under the Securities Act. Bell Canada is not acquiring the Securities for the account or benefit of any U.S. person.

            (b) The Purchased Shares subscribed for (the "Securities'") are being acquired by Bell Canada for investment purposes only, for Bell Canada's own account and not with the view to any resale or distribution thereof, and Bell Canada is not participating, directly or indirectly, in an underwriting of such Securities, and will not take, or cause to be taken, any action that would cause Bell Canada to be deemed an "underwriter" of such Securities as defined in
Section 2(11) of the Securities Act.

            (c) Bell Canada acknowledges that Bell Canada has been offered an opportunity to ask questions of, and received answers from, Clearwire concerning the Company and its proposed investments, and that, to Bell Canada's knowledge, the Company has fully complied with any request for such information.

            (d) Bell Canada has been furnished Clearwire's Disclosure Memorandum, dated March 4, 2005 (the "Disclosure Memorandum"), the exhibits thereto and any other documents which may have been made available upon request (collectively, the "Offering Documents"). Bell Canada has carefully read the Offering Documents and understands and has evaluated the risks of a purchase of the Securities, including the risks set forth in the Offering Documents under "Risk Factors".

            (e) Bell Canada has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, is able to bear such risks, and has obtained, in Bell Canada's judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Securities. Bell Canada has evaluated the risks of investing in the Company and has determined that the Securities are a suitable investment for Bell Canada.

            (f) Bell Canada has full power and authority to enter into this Agreement and to perform its obligations hereunder.

            (g) Neither the Company nor any person acting on the Company's behalf has offered, offered to sell, offered for sale or sold the Purchased Shares to Bell Canada by means of any form of general solicitation or general advertising.

            (h) The execution, delivery and performance by Bell Canada of this Agreement and the other Transaction Agreements are within Bell Canada's powers, have been duly authorized, will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which Bell Canada is a party or by which Bell Canada is bound, and will not violate any provisions of the incorporation papers, bylaws, or stockholders agreement, as may be applicable, of Bell Canada. The signature of Bell Canada on the Transaction Agreements is genuine, and the Transaction Agreements constitute legal, valid and binding obligations of Bell Canada, enforceable in accordance with their terms.

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            (i) Bell Canada is not relying on the Company with respect to tax and other economic considerations involved in this transaction. Bell Canada acknowledges that Bell Canada has been advised by the Company to consult with its tax or financial consultants prior to entering into this Agreement.

            (j) This Agreement has been executed by Bell Canada outside the "United States" (as defined in Rule 902(1) of Regulation S). Bell Canada is acquiring the Securities in an "offshore transaction" (as defined in Rule 902(h) of Regulation S). The Securities were not offered to Bell Canada in the United States and at the time of execution of this Agreement and the time of any offer to Bell Canada to purchase the Securities hereunder, Bell Canada was physically outside of the United States.

      8. REPRESENTATIONS AND WARRANTIES OF CLEARWIRE. Clearwire represents and warrants to Bell Canada that, except as set forth on the Schedules attached to this Agreement, each of which shall be deemed to be an exception to or exclusion from only the particular representation and warranty against which it is listed (unless it is readily apparent from a reading of the disclosure that such disclosure is applicable to other representations and warranties), whether or not the listed representation and warranty includes a reference to such Schedule, and which exceptions (and all other disclosures) set forth in the Schedules shall be deemed to be representations and warranties of Clearwire, the following statements are true and correct on the date of this Agreement. Any reference to the knowledge of any person shall mean the actual knowledge, information and belief of such person after making reasonable inquiry of such person's Chief Executive Officer, Chief Operating Officer and each Executive Vice President. For each of these executives, reasonable inquiry shall mean checking with their direct reports. In addition, for purposes of these representations and warranties, the term "the Company" shall include any entity in which Clearwire owns more than 50% of the outstanding equity interests and which has assets of $10,000,000 or more as of the date hereof, including, without limitation, the following: NextNet Wireless, Inc.; Clearwire International LLC; Clearwire, LLC; Clearwire Technologies Inc. and Fixed Wireless Holdings, LLC (the "Subsidiaries"). The term "Clearwire" shall mean Clearwire Corporation (excluding its Subsidiaries).

            (a) The execution, delivery and performance by Clearwire of this Agreement and the other Transaction Agreements are within Clearwire's powers, have been duly authorized, will not constitute or result in a breach or default or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which Clearwire is a party or by which Clearwire is bound, and will not violate any provisions of the Certificate of Incorporation, Bylaws, or Stockholders Agreement of Clearwire. The signature of Clearwire on the Transaction Agreements is genuine, and the Transaction Agreements constitute legal, valid and binding obligations of Clearwire, enforceable in accordance with their terms.

            (b) The Company is duly incorporated or organized, as applicable, and validly existing under the laws of the jurisdiction of its incorporation or formation, as applicable, and is in good standing under such laws. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. The Company has full power and authority:

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                  (i)   to own its properties and assets;

                  (ii)  to carry on its business as presently conducted; and

                  (iii) to enter into the Transaction Agreements and to perform its obligations thereunder, including the issuance, sale and delivery of the Purchased Shares.

            (c) Copies of all Board of Directors and stockholder meeting minutes and consent actions of Clearwire have been made available to Bell Canada. These copies are true and complete copies of all resolutions evidencing actions taken by the Board of Directors and stockholders of Clearwire since its date of incorporation.

            (d) Clearwire does not own or control, directly or indirectly, any Subsidiaries other than those listed in Schedule 8(d) attached hereto, and the shares of the capital stock or membership interests, as applicable, of these Subsidiaries owned by Clearwire are duly authorized, validly issued, fully paid, and non-assessable, and free and clear of all liens, charges, claims and encumbrances imposed by or through such Subsidiaries.

            (e) The authorized capital stock of Clearwire and the shares of capital stock of Clearwire issued and outstanding are as set forth on Schedule 8(e) attached hereto. All of the outstanding shares of the capital stock of Clearwire are duly authorized, validly issued, fully paid, and non-assessable, and free and clear of all liens, charges, claims and encumbrances imposed by or through Clearwire. The Purchased Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be duly authorized, validly issued, fully paid, and non-assessable, and free and clear of all liens, charges, claims and encumbrances imposed by or through Clearwire. Additionally, the Purchased Shares are free of restrictions on transfer other than restrictions on transfer under this Agreement, the Stockholders Agreement and the Side Agreement and under applicable state and federal securities laws. The outstanding securities of Clearwire are owned by the stockholders, optionholders and securityholders and in the numbers specified in Schedule 8(e) attached hereto.

            (f) Other than as disclosed in Schedule 8(f) attached hereto, the Company does not have, is not bound by, and has no obligation to grant or enter into, any outstanding subscriptions, options, warrants, rights (including without limitation conversion or preemptive rights), calls, commitments, or agreements of any character calling for it to issue, deliver, or sell, or cause to be issued, delivered, or sold, any shares or any other equity securities or equity securities convertible into, exchangeable for, or representing the right to subscribe for, purchase, or otherwise acquire any shares or any other equity securities in the capital of the Company. Other than the Stockholders Agreement and the Side Agreement and as disclosed in Schedule 8(f), the Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

            (g) Other than as disclosed in Schedule 8(g) attached hereto, the
Company:

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                  (i)   has no outstanding obligations, contractual or
                        otherwise, to repurchase, redeem, or otherwise acquire any shares or other equity securities in the capital of the Company; and

                  (ii) is not a party to or bound by any agreement or instrument under which any person has the right to require it to effect, or to include any securities held by such person in, any registration under any securities legislation or to distribute any such securities to the public.

            (h) All of the outstanding shares of capital stock of Clearwire were offered, issued, and sold in compliance in all material respects with all applicable federal and state securities laws. Assuming the accuracy of the representations of Bell Canada in Section 7, upon the closing of the transactions contemplated hereby, the Purchased Shares will have been offered, issued and sold in compliance with all applicable federal, state and provincial securities laws.

            (i) Except(i) as disclosed in Schedule 8(i) attached hereto, and
(ii) for filings required under the HSR Act, no consent, approval, authorization, declaration, filing, or registration with any governmental authority, regulatory authority or other party is required to be made or obtained by Clearwire in connection with:

                  (i) the execution and delivery of any of the Transaction Agreements; or

                  (ii) the performance by the Company of its obligations under the Transaction Agreements.

            (j) The Company owns its property and assets, including without limitation the property and assets reflected in the unaudited balance sheet of Clearwire dated September 30, 2004, free and clear of all mortgages, liens, licenses, security interests and other encumbrances, except such encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases (including without limitation BRS and EBS spectrum), the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances other than those of the lessors of such property or assets, except with respect to leases which the termination of or loss of rights under would, in the aggregate, not have a Material Adverse Effect.

            (k) To the Company's knowledge, the Company has timely filed all returns, declarations, reports, and information statements ("Returns") required to be filed in respect of any and all material Taxes (as defined below). Such Returns are true, correct, and complete in all material respects. The Company has paid all material Taxes due and payable on a timely basis, whether or not shown on such Returns, except those material Taxes contested by the Company in good faith that are listed in Schedule 8(k) attached hereto. The provision for Taxes of the Company as shown in the Financial Statements (as defined below) is adequate for material Taxes due or accrued as of the date of the Financial Statements. The Company has not elected

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pursuant to section 1362(a) of the Internal Revenue Code of 1986, as amended
(the "Code"), to be treated as an S corporation, and the Company has not made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a material effect on the Company, its financial condition, its business as presently conducted or as proposed to be conducted, or any of its properties or material assets. None of the Company's Returns has ever been audited by any applicable governmental authority, and there is no current audit, action, suit, proceeding, or deficiency proposed or assessed against the Company with respect to material Taxes. The Company has not executed any waiver of any statute of limitations on the assessment or collection of any material Taxes. Since the date of the Financial Statements, the Company has not incurred any material Taxes other than in the ordinary course of business, and the Company has made adequate provisions on its books of account for all material Taxes with respect to its business, properties and operations for such period. There are no liens for material Taxes upon any of the assets of the Company, except liens for material Taxes not yet due and payable. The Company has withheld and collected all material Taxes required to be withheld or collected under the Code or other applicable law, and has paid such material Taxes to the proper governmental authority, all on a timely basis. Pursuant to section 1.897-2(h)(1)(i) of the Treasury Regulations, the Company represents under penalty of perjury that the Purchased Shares are not a "United States real property interest," as defined in section 897(c) of the Code, and the Company has filed or will timely file with the Internal Revenue Service all statements that are required to be filed under section 1.897-2(h) of the Treasury Regulations. For purposes of this Agreement, the term "Taxes" means all charges, fees, levies, or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, social security, unemployment, excise, estimated, severance, stamp, occupation, property, or other taxes, together with all interest and penalties on such taxes.

            (l) Except as disclosed in Schedule 8(1) attached hereto, no litigation, arbitration, action, suit, proceeding, or investigation (whether conducted by or before any judicial or regulatory body, arbitrator, or other person) is pending or, to the knowledge of the Company, currently threatened or contemplated, against the Company, nor is there any basis therefore known to the Company that would reasonably be expected to have individually or in the aggregate a Material Adverse Effect. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company currently intends to initiate.

            (m) Except as set forth on Schedule 8(m) attached hereto, there are no agreements, understandings or proposed actions between the Company and any of its officers, directors, stockholders, affiliates, or any affiliate thereof. Except as set forth on Schedule 8(m) attached hereto, there are no binding agreements, instruments or contracts to which the Company is a party or by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments to the Company in excess of, $1,000,000, (ii) the acquisition, lease, sublease, license, transfer or assignment of BRS or EBS spectrum, (iii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, other than standard end-user object code license agreements, or (iv) provisions that in the aggregate materially restrict or affect the development, manufacture or distribution of the Company's products or services. Except as set

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forth on Schedule 8(m) attached hereto, the Company has not (W) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (X) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $1,000,000 or, in the case of indebtedness and/or liabilities individually less than $1,000,000, in excess of $2,000,000 in the aggregate, (Y) made any loans or advances to any person, other than ordinary advances for travel or other out-of-pocket expenses, or (Z) sold, exchanged or otherwise disposed of any of its material assets or rights, other than the sale of its inventory in the ordinary course of business. For the purposes of this Section 8(m), all indebtedness, liabilities, binding agreements, instruments and contracts involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of this Section 8(m). Each agreement, instrument, contract, judgment, order, writ and decree set forth on Schedule 8(m) attached hereto to which Clearwire is a party is a valid, binding and enforceable obligation of the Company, and to the knowledge of the Company, of the other party or parties thereto, and is in full force and effect. To the knowledge of the Company, each agreement, instrument, contract, judgment, order, writ and decree set forth on
Schedule 8(m) attached hereto to which each of the Subsidiaries is a party is a valid, binding and enforceable obligation of such Subsidiary and of the other party or parties thereto, and is in full force and effect. Neither the Company, nor to the knowledge of the Company, any other party thereto, is, or is considered by any other party thereto to be, in breach of or non-compliance with any term of any agreement, instrument, contract, judgment, order, writ and decree set forth on Schedule 8(m) attached hereto (nor, to the knowledge of the Company, is there any basis for any of the foregoing) that could result in the termination of such agreement, instrument or contract or in a Material Adverse Effect.

            (n) Except as disclosed in Schedule 8(n) attached hereto, no employee, officer, director or stockholder of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them, other than in connection with expenses or advances of expenses incurred in the ordinary course of business or employee relocation expenses.

            (o) None of this Agreement (including and as qualified by all exhibits and schedules hereto), the Disclosure Memorandum (including all exhibits and schedules thereto), the Transaction Agreements or any other written statements or certificates made directly by the Company in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made.

            (p) To the knowledge of the Company, the Company has sufficient title and ownership of all patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted, without any conflict with or infringement of the rights of others. To the knowledge of the Company, the Company is not in violation of, or by conducting its business as presently or proposed to be conducted, would violate, any technology licenses to which the Company is a party to, including without limitation, any software licenses or open source licenses. Schedule 8(p) attached hereto contains a complete list of all patents, pending patent applications, trademarks and pending trademark applications of the Company. Except as set forth on

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Schedule 8(p) attached hereto, the Company owns all of such patents, pending patent applications, trademarks and pending trademark applications free and clear of all mortgages, liens, licenses, security interests and other encumbrances. To the knowledge of the Company, the Company is not in violation of or, by conducting its business as presently or proposed to be conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

            (q) To the knowledge of the Company, the wireless broadband services offered by the Company have not experienced (i) any failures related to the continuous provision of service, (ii) any breaches of security or (iii) any instances of hacking, in each instance that have had a Material Adverse Effect. Further, the Company has no knowledge of (a) any likely failures related to the continuous provision of service, (ii) any likely source of security breach, or
(iii) any likely source of vulnerability for hacking, in each instance that could have a Material Adverse Effect.

            (r) The Company has delivered to Bell Canada its audited financial statements (balance sheet and income statement, statement of shareholders' equity and statement of cash flows) as of December 31, 2003 and for the fiscal year then ended and unaudited financial statements (balance sheet and income statement) as of September 30, 2004 and for the nine months then ended (the "Financial Statements"). The Financial Statements (i) are in accordance with the books and records of the Company (which are true and complete in all material respects), and (ii) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements do not contain all footnotes and other disclosures required by generally accepted accounting principles. The Financial Statements fairly present in all material respects the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal audit adjustments with respect to the September 30, 2004 Financial Statements. Except as set forth in the Financial Statements or on Schedules 8(s) or 8(u), the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 2004, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

            (s) Schedule 8(s) attached hereto identifies all material outstanding loans, debts, notes, mortgages, indentures, security agreements, commitments and other obligations of the Company individually in excess of $1,000,000 or, in the case of such obligations individually less than $1,000,000, in excess of in the aggregate $2,000,000 (collectively, the "Obligations"). To the Company's knowledge, except as disclosed in Schedule 8(s) attached hereto, the Company is not in default under (and has not received any notice that it has breached or committed any material default under) any of the Obligations, and no event or condition has occurred which, with the lapse of time or the giving of notice, or both, would constitute such a default.

            (t) To the knowledge of the Company, the Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now

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being conducted by it, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. To the knowledge of the Company, the Company is not in default in any respect under any of such franchises, permits, licenses or other similar authority.

            (u) Except as set forth on Schedule 8(u) attached hereto, since September 30, 2004 there has not been:

                  (i) any material change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements that has had a Material Adverse Effect;

                  (ii) any damage, destruction or loss, whether or not covered by insurance, that has had or is expected to have a Material Adverse Effect;

                  (iii) any waiver, compromise or default by the Company of a valuable right or of a material debt or obligation owed to it;

                  (iv) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company;

                  (v) any transfer of or granting of any security interest in any material asset of the Company; or

                  (vi) any material agreement or commitment by the Company to do any of the things described in this Section 8(u).

            (v) To the Company's knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. During the period that the Company has owned, licensed or leased its properties and facilities, (a) there have been no disposals, releases or threatened releases of Hazardous Materials (as defined below) from such properties or facilities, (b) neither the Company nor, to the Company's knowledge, any third party, has used, generated, manufactured or stored on, under or about such properties or facilities or transported to or from such properties or facilities any Hazardous Materials. The Company has no knowledge of any presence, disposals on, or releases or threatened releases of Hazardous Materials from, or under any of such properties or facilities, which may have occurred prior to the Company having taken possession of any of such properties or facilities. For the purposes of this Section 8(s), the terms "disposal," "release," and "threatened release" shall have the definitions assigned thereto by the Comprehensive Environmental Response, Compensation and Liability Act of 1980. 42 U.S.C.
Section 9601 et seq., as amended ("CERCLA"). For the purposes of this Section 8(s), "Hazardous Materials" shall mean any hazardous or toxic substance, material or waste which is regulated under, or defined as a "hazardous substance," "pollutant," "contaminant," "toxic chemical," "hazardous material," "toxic substance," or "hazardous chemical" under

Page 10 - SUBSCRIPTION AGREEMENT

(i) CERCLA; (ii) the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Section 11001 et seq.; (iii) the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101, et seq.; (iv) the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; (v) the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq.; (vi) regulations promulgated under any of the above statutes; or (vii) any applicable state or local statute, ordinance, rule, or regulation that has a scope or purpose similar to those statutes identified above.

            (w) Except as disclosed in Schedule 8(w) attached hereto and for rights granted under the Registration Rights Agreement, the Company has not granted or agreed to grant any registration rights, including without limitation any piggyback or demand rights, to any person or entity.

            (x) Except as set forth in Schedule 8(x) attached hereto, the Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the Company's knowledge, threatened, nor is the Company aware of any labor organization activity involving its employees. To the Company's knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment.

            (y) Except as disclosed in Schedule 8(y) attached hereto, the Company is not party to or bound by any currently effective employment or consultancy contracts involving payments by the Company in excess of $350,000 per annum, excluding discretionary bonuses, deferred compensation agreements, bonus plans, incentive plans, profit sharing plans, retirement agreements or plans, pension plans or other employee compensation arrangements. Except as disclosed in Schedule 8(y) attached hereto, and subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

            (z) Except as disclosed in Schedule 8(z) attached hereto, each current officer, employee and consultant of the Company and, to the Company's knowledge, each former officer, employee and consultant that contributed to the intellectual property currently being used by the Company has executed in the Company's favor a standard agreement regarding confidentiality and proprietary information used by the Company and assignment of intellectual property rights in favour of the Company. To the Company's knowledge, none of its current or former employees, officers and consultants is in violation thereof. No such person has excluded works or intellectual property rights made prior to his or her employment or other contractual relationship with the Company from his or her assignment of inventions pursuant to such agreement. Subject to any limitations on such vesting imposed by applicable law, full title and ownership of all inventions and proprietary rights, processes or methods developed or invented by any and all employees and consultants during the period of their employment and/or consultancy and resulting directly or indirectly from their work for the Company vest in the Company pursuant to each such agreement. The Company does not believe it is or will be

Page 11 - SUBSCRIPTION AGREEMENT
necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to or outside the scope of their employment by the Company.

            (aa) The Company holds the Federal Communications Commission ("FCC") licenses, permits and authorizations set forth on Schedule 8(aa) attached hereto (the "FCC Authorizations").

            (bb) To the Company's knowledge, except as set forth on Schedule 8(bb), the FCC Authorizations are in full force and effect and have not been revoked, suspended, cancelled, rescinded or terminated and have not expired, except where renewal applications are currently pending. To the Company's knowledge, there is not pending or threatened any action by or before the FCC to revoke, suspend, cancel, rescind or modify any of the FCC Authorizations (other than proceedings to amend FCC rules of general applicability), and there is not now issued or outstanding or pending or threatened, by or before the FCC, any order to show cause, notice of violation, notice of apparent liability, or notice of forfeiture or complaint against the Company or any of its subsidiaries or any System. Neither the Company nor any of its subsidiaries is aware of any facts and has received no notice or communication, formal or informal, indicating that the FCC is considering revoking, suspending, cancelling, rescinding or terminating any FCC Authorization.

            (cc) To the Company's knowledge, all material reports and filings required to be filed by the Company with the FCC have been timely filed, and all such reports and filings are accurate and complete. To the Company's knowledge, all regulatory fees required to be paid by the Company to the FCC have been timely filed and paid.

            (dd) The Systems include wireless systems operating in whole or in part on BRS, EBS, or other spectrum licensed by the FCC to third parties (each a "Lessor") and used or leased by the Company under certain spectrum leases, capacity use agreements or other similar arrangements between the Company (or subsidiaries of the Company) and the Lessors (each a "Spectrum Lease"). Except for Spectrum Leases grandfathered under the Commission's rules, Clearwire believes each Spectrum Lease complies with the FCC's rules, including but not limited to Sections 1.9020 and 1.9030, and otherwise complies with the Communications Laws. Except for Spectrum Leases grandfathered under the Commission's rules, Clearwire believes each Spectrum Lease constitutes either a "manager" lease (each a "Manager Lease") or a "de facto transfer" Lease (each a "Transfer Lease") as described in the FCC's rules.

            (ee) To the extent required under the FCC's rules and except for Spectrum Leases grandfathered under the FCC's rules, the Company (or its applicable subsidiary) has timely filed each Manager Lease with the FCC. To the extent required under the FCC's rules and except for Spectrum Leases grandfathered under the FCC's rules, the Company (or its applicable subsidiary) has filed for and is awaiting (and the FCC Authorizations will include) FCC consent to each Transfer Lease. To the knowledge of the Company, (i) each Lessor holds all FCC licenses, permits and authorizations (the "Lessor Licenses") necessary to operate the License that is subject to the Spectrum Lease to which it is a party, (ii) the representations and warranties set forth in Section 8(bb) are true and correct with respect to the Lessor Licenses, and the representations and warranties set form in Section 8(cc) are true and correct with respect to the Lessors, and (iii) the representations and warranties made by the Lessors under the Spectrum

Page 12 - SUBSCRIPTION AGREEMENT

Leases are true and correct. Each Spectrum Lease is set forth on Schedule 8(ee) and identified as a grandfathered Lease, a Manager Lease or a Transfer Lease.

      9. RESTRICTED SECURITIES. Bell Canada understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Bell Canada's representations as expressed herein. Bell Canada understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws, and Bell Canada agrees not to transfer the Securities unless the transfer of the Securities is made (i) in accordance with the provisions of Regulation S under the Securities Act, (ii) pursuant to an effective registration under the Securities Act and qualification under any applicable state securities laws, or (iii) pursuant to an available exemption from such registration and qualification requirements. Bell Canada further agrees not to engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act. Bell Canada acknowledges that the Company has no obligation to register or qualify the Securities for resale except as set forth in the Registration Rights Agreement and that the Company is required to refuse to register any transfer not made in accordance with the provisions of this Section 9. Bell Canada further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of Bell Canada's control, and which the Company is under no obligation and may not be able to satisfy. Bell Canada also acknowledges that the certificates representing the Securities shall bear the restrictive legends required under applicable federal and state securities laws and the Stockholders Agreement. The provisions of this
Section 9 shall survive the Closing.

      10. STOCKHOLDERS AGREEMENT; SIDE AGREEMENT. Bell Canada and Clearwire acknowledge and agree that the Purchased Shares shall be subject to all of the terms of the Stockholders Agreement and the Side Agreement, including, among other provisions, the restrictions on transfer and confidentiality obligations set forth therein. Bell Canada and Clearwire also agree that, in the event of a conflict, the terms set forth in this Agreement and in the Side Agreement will prevail over the provisions set forth in the Stockholders Agreement. In the event there is a conflict between this Agreement and the Side Agreement, the Side Agreement will prevail. Bell Canada further agrees, on the date hereof, to sign the SA Joinder Agreement and to become bound by the terms and conditions of the Stockholders Agreement. The provisions of this Section 10 shall survive the Closing.

      11. REGISTRATION RIGHTS AGREEMENT. At the Closing, Bell Canada shall become a party to the Registration Rights Agreement, by executing the RRA Joinder Agreement.

      12. SIDE AGREEMENT AND MASTER AGREEMENT. At the Closing, Bell Canada and Clearwire shall enter into the Side Agreement and the Master Agreement.

      13. SURVIVAL OF WARRANTIES. Except as otherwise provided herein, the warranties, representations and covenants of the Company and Bell Canada contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one (1) year following the Closing. Notwithstanding the foregoing, nothing in this

PAGE 13 - SUBSCRIPTION AGREEMENT

Section 13 shall be construed to extend the representations, warranties and covenants contained herein beyond the period set forth in the applicable statute of limitations.

      14. INDEMNITY. Bell Canada and Clearwire will indemnify and hold each other, as well as their respective officers, directors, stockholders, agents, attorneys and affiliates (the "Indemnified Parties") harmless from and against, and will reimburse the Indemnified Parties for, any and all losses, damages, debts, liabilities, obligations, judgments, orders, awards, writs, injunctions, decrees, fines, penalties, taxes, costs or expenses (including but not limited to any legal and accounting fees and expenses) ("Losses") arising out of or based upon any false representation or warranty or breach or failure by Bell Canada or Clearwire, as the case may be, to comply with any covenant or agreement made by Bell Canada or Clearwire, as the case may be, in this Agreement or in any other document furnished by Bell Canada or Clearwire, as the case may be, to the other in connection with this Agreement (excluding the other Transaction Agreements).

      15. REQUIRED FILINGS; COOPERATION. As promptly as practicable but in no event more than five (5) days after the date of this Agreement, each of Clearwire and Bell Canada will make all filings required to be made by them in order to complete the transactions contemplated under this Agreement (including all filings under the HSR Act). Between the date of this Agreement and the Closing, each party will (a) cooperate with the other party with respect to all filings that such other party elects to make or is required by applicable laws to make in connection with the transactions contemplated under this Agreement, and (b) cooperate with the other party, including taking all actions reasonably requested by such other party, to cause early termination of any applicable waiting period under the HSR Act.

      16. REVOCABILITY. Bell Canada and Clearwire understand and agree that neither party may cancel, terminate, or revoke this Agreement.

      17. NOTICE. Any notices or other communications in connection herewith shall be sufficiently given if sent by registered or certified mail, postage prepaid, or by facsimile transmission, and:

          (i) if to the Company, at

          Clearwire Corporation
          5808 Lake Washington Blvd. NE, Suite 300
          Kirkland,WA 98033
          Facsimile No: 425-216-7900
          Attn: Vice President, Legal Affairs

          With a copy to:

          2300 Carillon Point
          Kirkland, WA 98033
          Facsimile No: 425-828-8061
          Attn: Benjamin G. Wolff, Executive Vice President, Global Corporate Development

Page 14 - SUBSCRIPTION AGREEMENT

          (ii) if to Bell Canada, at

          Bell Canada
          1000, De La Gauchetiere West,
          Suite 3700
          Montreal, Quebec
          H3B4Y7
          Facsimile No: 514-870-4877
          Attn: Chief Legal Officer, Bell Canada

          with copy by email to:

          Scott Thomson, Vice-President - Mergers & Acquisitions at: scott.thomson@bell.ca; and

          - and to -

          Michel Lalande, Vice-President-General Counsel at:
          michel.lalande@bell.ca

          or at such other address as either Bell Canada or the Company shall designate to the other by notice in writing.

      18. ASSIGNABILITY; SUCCESSORS AND ASSIGNS. Neither party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other party. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      19. MODIFICATION. Neither this Agreement nor any provision hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

      20. ENTIRE AGREEMENT. This Agreement, the Transaction Agreements and the documents referred to herein and therein constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations, covenants or agreements except as specifically set forth herein or therein.

      21. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware and, to the extent it involves any United States statute, in accordance with the laws of the United States.

      22. FINDERS' FEES. Except as provided otherwise in Schedule 22 attached hereto, each party represents that it neither is nor will be obligated for any finders' fees or commissions in connection with this Agreement or the transactions contemplated hereby. Bell Canada agrees

Page 15 - SUBSCRIPTION AGREEMENT
to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of finders' fees (and the costs and expenses (including legal, travel and out-of-pocket expenses) of defending against such liability or asserted liability) for which Bell Canada or any of its officers, directors, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless Bell Canada from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses (including legal, travel and out-of-pocket expenses) of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

      23. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

      24. FEES AND EXPENSES. Except as otherwise expressly provided for in this Agreement, the Company, on the one hand, and Bell Canada, on the other hand, shall each pay all of its own expenses incurred in connection with the transactions contemplated by this Agreement, including any and all legal, accounting, investment banking and consulting fees and expenses incurred in negotiating, executing and delivering this Agreement and the other agreements, exhibits, schedules, documents and instruments contemplated by this Agreement. Notwithstanding the foregoing, each of the Company and Bell Canada shall pay one-half of the filing fees under the HSR Act related to the transactions contemplated by this Agreement.

      25. CURRENCY. All dollar amounts referred to in this Agreement, including the symbol "$", refer to lawful money of the United States of America.

      26. COUNTERPARTS. This Agreement may be executed in two (2) or more original or facsimile counterparts all of which together shall constitute one and the same instrument.

              [Remainder of this page is intentionally left blank.]

Page 16 - SUBSCRIPTION AGREEMENT

The undersigned have duly executed this Agreement as of this 8th day of March, 2005.

SUBSCRIBER:

BELL CANADA

By: /s/ Martine Turcotte
   ------------------------------------
Title: Chief Legal Officer

CLEARWIRE CORPORATION

By: /s/ Ben Wolff
   ------------------------------------
Title: Executive, Vice President

Page 17 - SUBSCRIPTION AGREEMENT

                        JOINDER IN STOCKHOLDERS AGREEMENT

      This Joinder in Stockholders Agreement ("Joinder") is made and entered into this 16 day of March, 2004, by and between Clearwire Corporation, a Delaware corporation (the "Company"), and the party whose signature appears below (the "Joining Party").

                                R E C I T A L S:

WHEREAS, the Joining Party has acquired or intends to acquire shares of capital stock of the Company; and

WHEREAS, pursuant to Section 13.09 of that certain Amended and Restated Stockholders Agreement, between the Company and its stockholders, dated as of March 16, 2004 (the "Stockholders Agreement"), the Joining Party may become a party to the Stockholders Agreement by execution of an instrument such as this Joinder.

NOW, THEREFORE, the Joining Party agrees as follows:

1.    JOINDER

      By execution of this Joinder by the Joining Party and acceptance hereof by the Company, the Joining Party is and agrees to become a party to, subject to all the conditions, restrictions, obligations and duties of a Stockholder of the Company under the Stockholders Agreement, including the restrictions on transfer of the shares acquired from the Company and the requirement that the Joining Party vote its shares in accordance with the terms thereof.

2.    AGREEMENT TO BE BOUND BY AGREEMENT

      This Joinder shall in all respects, including all matters of construction, validity and performance, be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without reference to any rules governing conflicts of laws.

3.    COUNTERPARTS

      This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

COMPANY:

By:    /s/ Ben Wolff
       --------------------------------
Name:  Ben Wolff
       --------------------------------
Title: Executive Vice President
       --------------------------------
Date:  March 16, 2005
       --------------------------------

JOINING PARTY:

By:    /s/ J. Trevor Anderson
       --------------------------------
Name:  J. Trevor Anderson
       --------------------------------
Title: SVP Technology
       --------------------------------
Date:  March 15th, 2006
       --------------------------------

                                     JOINDER

      In consideration of the permitted issuance, sale, pledge, or other transfer to the undersigned of Registerable Securities in the Company, the undersigned hereby consents and agrees to become a party to and be bound by the Registration Rights Agreement dated as of the 16th day of March, 2004, as amended, receipt of a copy of which is hereby acknowledged, as fully as if the undersigned were one of its original parties, and all of the Registrable Securities owned by the undersigned will be held in accordance with and restricted by the terms of such Registration Rights Agreement.

      Dated: March 15th 2005

            Name of Stockholder: /s/ ILLEGIBLE
                                 ------------------------------------
            Sign Name:           /s/ J. Trevor Anderson
                                 ------------------------------------
            Print Name:          J. Trevor Anderson
                                 ------------------------------------
            Address:             Floor 6 10th
                                 ------------------------------------
                                 483 Bay Street
                                 ------------------------------------
                                 Toronto, Ontario MSC 2C9
                                 ------------------------------------
            SSN/EIN:
                                 ------------------------------------

      Approved by the Company:

            COMPANY:             CLEARWIRE CORPORATION

                                 By:    /s/ Ben Wolff
                                        -----------------------------
                                 Name:  Ben Wolff
                                        -----------------------------
                                 Title: Executive Vice President
                                        -----------------------------
                                 Dated: March 16, 2005
                                        -----------------------------

                                    EXHIBIT C
                                 (TO EX. 10.38)

                             FILED AS EXHIBIT 10.40

                                    EXHIBIT D
                                 (TO EX. 10.38)

                             FILED AS EXHIBIT 10.39